GULFSLOPE ENERGY, INC. - 8-K

Exhibit 10.2

EXECUTION VERSION

NEITHER THIS WARRANT, NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (COLLECTIVELY, THE “SECURITIES”), HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH HEREIN

GULFSLOPE ENERGY, INC.

Form Of Warrant To Purchase Common Stock

Warrant No.:

Number of Shares of Common Stock:

Date of Issuance: (“Issuance Date”)

GulfSlope Energy, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DELEK GOM INVESTMENTS, LLC, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the Issuance Date, but not after 11:59 p.m., New York time, on the Expiration Date, (as defined below), up to [●] fully paid nonassessable shares of Common Stock (as defined below), subject to adjustment as provided herein (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, this “Warrant”), shall have the meanings set forth in Section 17.

This Warrant was issued pursuant to that certain Term Loan Agreement, dated as of March 1, 2019 (as may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Term Loan Agreement”), by and between the Company and Holder, and in conjunction with a registration rights agreement with respect to the Warrant Shares (as modified from time to time in accordance with the terms thereof, the “Registration Rights Agreement”) to be entered into by the Company and the Holder within twenty-one (21) days of the Issuance Date.

1.            EXERCISE OF WARRANT.

(a)       Mechanics of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder at any time on or after the Issuance Date, in whole, by (i) delivery (whether via facsimile, electronic mail or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares then issuable under this Warrant (the “Aggregate Exercise Price”) in cash by wire transfer of immediately available funds (a “Cash Exercise”) or (B) if the provisions of Section 1(c) are applicable, by notifying the Company that this Warrant is being exercised pursuant to a Loan Reduction Exercise (as defined in Section 1(c)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder, nor shall any ink-original signature or medallion guarantee (or other type of guarantee or notarization) with respect to any Exercise Notice be required. On or before the first Trading Day following the date on which the Company has received the applicable Exercise Notice, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of the Exercise Notice, in the form attached to the Exercise Notice, to the Holder and the Company’s transfer agent (the “Transfer Agent”). (i) In the case of a Cash Exercise, (A) so long as the Holder delivers the Aggregate Exercise Price on or prior to the second Trading Day following the date on which the Exercise Notice has been delivered to the Company, then on or prior to the third Trading Day following the date on which the Exercise Notice has been delivered to the Company, or (B) if the Holder does not deliver the Aggregate Exercise Price on or prior to the second Trading Day following the date on which the Exercise Notice has been delivered to the Company, then on or prior to the second Trading Day following the date on which the Aggregate Exercise Price is delivered, or (ii) in the case of a Loan Reduction Exercise, on or prior to the third Trading Day following the date on which the Exercise Notice has been delivered to the Company, the Company shall cause the Transfer Agent to register by book entry, as described in Section 1(g) below, the transfer and delivery of the Warrant Shares issuable to the Holder upon such exercise and deliver to the Holder an Ownership Notice (as defined in Section 1(g)) relating to such Warrant Shares. Notwithstanding the preceding sentence, in the event the Holder exercises the Warrant in connection with a pending sale transaction of the Warrant Shares issuable to the Holder upon such exercise, the Company shall use commercially reasonable efforts to cause the Transfer Agent to register such transfer and effect delivery of the Warrant Shares no later than the Trading Day on which the Company has received the Exercise Notice and Aggregate Exercise Price (in the case of a Cash Exercise). Upon delivery of the Exercise Notice and Aggregate Exercise Price (in the case of a Cash Exercise) to the Company, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date registration of such Warrant Shares in the Holder’s name or delivery of the Ownership Notice in respect thereof to Holder occurs. The Company shall pay any stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim or recoupment; provided, however, that the Company shall not be required to deliver Warrant Shares with respect to a Cash Exercise prior to the Holder’s delivery of the Aggregate Exercise Price. All Warrant Shares issued upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholders of the Company and free and clear of all liens imposed by or through the Company.

(b)       Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.042, subject to adjustment as provided herein.

(c)       Loan Reduction Exercise. In lieu of paying the Aggregate Exercise Price in cash, Holder, at its option, may exercise this Warrant in whole through an extinguishment of the then outstanding Obligations (as defined in the Term Loan Agreement) of the Company in accordance with Section 2.10(b) of the Term Loan Agreement (a “Loan Reduction Exercise”).

The parties hereto intend that for all applicable income tax purposes, the Loan Reduction Exercise of this Warrant shall be treated by the parties as a deemed Cash Exercise of the Warrant by the Holder followed by a payment on the Loans (as defined in the Term Loan Agreement) by the Company in an amount equal to the Aggregate Exercise Price. Unless otherwise required by applicable tax law at the time this Warrant is exercised or by a “determination” as defined in Section 1313 of the Code, the Company and the Holder shall not take any actions or positions that are inconsistent with the preceding sentence.

(d)       Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 11.

(e)       No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

(f)        Exchange Act Filings. The Holder agrees and acknowledges that it shall have sole responsibility for making any applicable filings with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Sections 13 and 16 of the Exchange Act as a result of its acquisition of any Warrant and the Warrant Shares and any future retention or transfer thereof.

(g)       Book Entry; Ownership Notice. Any Warrant Shares issued hereunder shall be in uncertificated, book-entry form, as permitted by the Company’s Bylaws and the Delaware General Corporation Law. The Transfer Agent shall maintain the register for the Common Stock and such book-entry system. Upon any exercise of this Warrant, the Company shall deliver (or cause the Transfer Agent to deliver) to the Holder a screen shot of the Transfer Agent’s records or such other instrument as the Transfer Agent shall typically issue in such circumstance indicating the registration of transfer to the Holder by book entry of the number of shares of Common Stock issuable to the Holder upon such exercise of the Warrant (an “Ownership Notice”). The Transfer Agent’s records and any Ownership Notices shall contain the legend set forth in Section 18(d) (or an equivalent notation reflecting the transfer restrictions described in such legend) until such time as the legend may be removed in accordance with Section 18(d).

(h)       Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of shares of Common Stock which are then issuable and deliverable upon the exercise of this entire Warrant. The Company covenants that all shares of Common Stock so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. If, notwithstanding the foregoing, and not in limitation thereof, at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant at least a number of shares of Common Stock (the “Required Reserve Amount”) equal to the maximum number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all this Warrant (without regard to any limitations on exercise contained herein) (an “Authorized Share Failure”), then the Company shall promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this entire Warrant. Without limiting the generality of the foregoing sentence, to the extent necessary to remedy the Authorized Share Failure, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 75 days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and shall cause its board of directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding shares of Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C. The Company shall not effect any subdivision (by way of stock split, stock dividend, recapitalization or otherwise) of its outstanding Common Stock into a greater number of shares of Common Stock which would result, pursuant to Section 2(a), in a reduction of the Exercise Price below the par value of the shares of Common Stock then in effect unless on or prior to such subdivision or action the par value of such shares of Common Stock is reduced to the extent necessary (or another adjustment reasonably acceptable to the Required Holders and the Company is made) to permit the adjustments under Section 2(a) which would otherwise be made in connection therewith, but for the restriction of Section 2(b), and to permit the Warrants to be exercised into Warrant Shares that are fully paid after giving effect to such adjustments.

2.            ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.

(a)       Adjustment Upon Subdivision or Combination of Shares of Common Stock. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)       Par Value. Notwithstanding anything to the contrary in this Warrant, in no event shall the Exercise Price be reduced below the par value of the Company’s Common Stock.

(c)       Special Distributions. In case the Company shall declare a dividend or make any other distribution (excluding dividends payable in shares of its Common Stock and other dividends or distributions referred to in Section 2(a)), including, without limitation, in property or assets, to all holders of Common Stock (a “Non-Cash Distribution”), then the board of directors of the Company shall make provision so that upon the exercise of the Warrant, the Holder or the Holder’s subsequent permitted transferee(s) shall be entitled to receive such dividend or distribution that the Holder would have received had the Warrant been exercised in whole immediately prior to the record date for such dividend or distribution. In case the Company shall declare a dividend or make any other distribution in cash or cash equivalents to all holders of Common Stock (a “Cash Distribution” and together with a Non-Cash Distribution, a “Special Distribution”), then the Exercise Price in effect immediately prior to such Cash Distribution will be reduced by the per share amount of any such Cash Distribution. When a Special Distribution is made, the Company shall promptly notify the Holder of such event in writing and the dividend or other distribution that the Holder is entitled to receive.

(d)       Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(e)       Adjustment for Outstanding Obligations at Exercise Notice Date. If at the time the Holder exercises this Warrant in whole and the number of Warrant Shares then issuable under the Warrant (prior to any adjustment pursuant to this Section 2(e)) is not equal to the quotient of the Obligations (as defined in the Term Loan Agreement) of the Company outstanding under the Term Loan Agreement at the date of the Exercise Notice (the “Exercise Notice Date”) divided by $0.042 (such quotient, the “Exercise Shares”), then the number of Warrant Shares issuable under this Warrant shall be increased or decreased as necessary for the Warrant Shares issuable upon exercise of the Warrant as of the Exercise Notice Date to be equal to the Exercise Shares.

3.            FUNDAMENTAL TRANSACTIONS. Prior to the occurrence of any Fundamental Transaction, the Company shall make appropriate provision to ensure that the Successor Entity shall deliver upon exercise of this Warrant, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property purchasable upon the exercise of the Warrant prior to such Fundamental Transaction), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), if any, that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been exercised immediately prior to the record date for such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property purchasable upon the exercise of the Warrant prior to such Fundamental Transaction), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), if any, that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been exercised immediately prior to the record date for such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon an exercise of this Warrant in whole within 90 days after the consummation of the Fundamental Transaction but, in any event, prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised in whole immediately prior to the record date for such Fundamental Transaction. The provisions of this Section 3 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and any adjustment under this Section 3 shall be without duplication for any adjustment or distribution made under Section 2.

4.            NO DUPLICATIVE ADJUSTMENT; LIMIT ON ADJUSTMENTS. Any adjustments or distribution rights under any provision of Sections 2 or 3 shall be made without duplication for any other adjustment under any other provision of Section 2 or 3. In addition, if the Holder or the Company reasonably believes, based on the written opinion of legal counsel, that any regulatory or stockholder approval, including under applicable antitrust laws or applicable rules and regulations of any national securities exchange or over-the-counter market on which the Common Stock is listed for trading, is required prior to the Holder acquiring any securities or other property to which it is entitled, the Holder or the Company may delay such issuance to the Holder until such approval has been obtained (or, in the case of applicable antitrust laws, the required filings have been completed and any applicable waiting period has expired). The Company shall use commercially reasonable efforts to comply promptly with all applicable regulatory requirements related to obtaining such approvals.

5.            NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all of the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the Warrants then outstanding (without regard to any limitations on exercise).

 6.           WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7.            REGISTRATION AND REISSUANCE OF WARRANTS.

(a)       Registration of Warrant. The Company shall register this Warrant, upon the records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Company shall also register any transfer, exchange, reissuance or cancellation of any portion of this Warrant in the Warrant Register.

(b)       Transfer of Warrant. Subject to the terms and conditions hereof, including the restrictions on transfer set forth in Section 7(c), this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder, upon surrender of this Warrant with a properly executed assignment (in the form attached hereto as Exhibit B) at the principal office of the Company. Any transfer or assignment of this Warrant (and the Warrant Shares issuable upon exercise of this Warrant) shall be made only in compliance with all applicable securities laws and, if requested by the Company, following delivery to the Company of a legal opinion reasonably satisfactory to the Company confirming such compliance. If this Warrant is to be transferred in accordance with the terms hereof, the Holder shall (i) surrender this Warrant to the Company together with all applicable transfer taxes, whereupon the Company will promptly issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(f)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(e)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred and (ii) provide advance written notice to the Company of the Warrant being transferred, the name and notice details of the transferee and an instrument duly executed by the transferee whereby such transferee makes the representations set forth in Section 18 of this Warrant and agrees to be bound by all obligations of the Holder under this Warrant. Any transfer of the Warrant or Warrant Shares which is not made in accordance with the terms of this Section 7 shall be void.

(c)       Restrictions on Transfer. The Warrant and the Warrant Shares issuable and deliverable upon exercise of this Warrant may be transferred or assigned to any Person without the consent of the Company; provided that any such transferee shall agree in writing to be bound by all obligations of the Holder under this Warrant.

(d)       Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form or the provision of reasonable security by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(f)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(e)       Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company together with all applicable transfer taxes, for a new Warrant or Warrants (in accordance with Section 7(f)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that the Company shall not be required to issue Warrants for fractional shares of Common Stock hereunder.

(f)        Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall (i) be of like tenor with this Warrant, (ii) represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(b) or Section 7(d), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date and (iv) have the same rights and conditions as this Warrant.

8.            NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the information set forth in the Warrant Register. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including, in reasonable detail, a description of such action and the reason or reasons therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder following any adjustment of the Exercise Price or Warrant Shares issuable upon exercise hereof, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

9.            AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders. Any amendment or waiver approved by the

Required Holders and any other approval or consent granted by the Required Holders hereunder shall be effective and binding on all current and future holders of the Warrant.

10.          GOVERNING LAW; JURISDICTION; JURY TRIAL. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth on the signature page for the Company below or such other address as the Company subsequently delivers to the Holder and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

11.          DISPUTE RESOLUTION. Any dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares must be raised by the Required Holders or the Company. In the case of any such dispute, the Company shall submit the disputed determinations or arithmetic calculations, as the case may be, to the Holder, via facsimile within two Trading Days of receipt of the Exercise Notice giving rise to such dispute. If the Required Holders and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within five Trading Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company and the Holder shall, within two Trading Days submit via facsimile their respective disputed determinations of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Required Holders. The Company shall cause the investment bank to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Trading Days from the time it receives the disputed determinations or calculations. Such investment bank’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The expenses of the investment bank will be borne equally by the Holder and the Company. Nothing in this Section 11 shall be deemed to modify or mitigate the terms of Section 1(d) hereof.

12.          REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to seek an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

13.          LIMITATION ON LIABILITY. No provisions hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares hereunder, shall give rise to any liability of the Holder to pay the Exercise Price or as a stockholder of the Company (whether such liability is asserted by the Company or creditors of the Company).

14.          SUCCESSORS AND ASSIGNS. This Warrant shall bind and inure to the benefit of and be enforceable by the Company and the Holder and their respective successors and permitted assigns.

15.          SEVERABILITY; CONSTRUCTION; HEADINGS. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provisions(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provisions(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provisions(s). This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

16.          [Reserved].

17.          CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)       “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. For the avoidance of doubt, for purposes of this Warrant, the Company, on the one hand, and the Holder, on the other, shall not be considered Affiliates.

(b)       “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c)       “Common Stock” means (i) the Company’s common stock, $0.001 par value per share, and (ii) any capital stock into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(d)       “Eligible Market” means the Principal Market, the OTC QX, the NYSE American, The Nasdaq Global Select Market, The Nasdaq Global Market, The Nasdaq Capital Market or The New York Stock Exchange, Inc.

(e)       “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations at the SEC promulgated thereunder.

(f)        “Expiration Date” means the March 4, 2020 or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next day that is not a Holiday.

(g)       “Fundamental Transaction” means that, after the Issuance Date, the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into another Person, (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination immediately prior to such stock purchase or business combination), (v) reorganize, recapitalize or reclassify its Common Stock or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act), other than the Company, the Holder or any Related Party thereof, is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock (excluding any debt securities convertible into equity) normally entitled to vote in the election of directors (“Voting Stock”) of the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets) (for purposes of this clause, such person or group shall be deemed to beneficially own any Voting Stock held by a Parent Entity, if such person or group “beneficially owns” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the voting power of the Voting Stock of such Parent Entity) or 50% of the aggregate economic interests in the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets).

(h)       “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(i)        “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(j)        “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(k)       “Principal Market” means OTC Markets (QB Marketplace Tier).

(l)        “Related Party” means, with respect to any specified Person, such Person’s affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s affiliates.

(m)      “Required Holders” means holders of the Warrants representing at least a majority of shares of Common Stock underlying the Warrants then outstanding.

(n)       “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations at the SEC promulgated thereunder.

(o)       “Successor Entity” means one or more Person or Persons (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or one or more Person or Persons (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(p)       “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded.

18.          REPRESENTATIONS AND WARRANTIES. The Holder represents, warrants and covenants to the Company as follows:

(a)       Accredited Investor Status; Sophisticated Purchaser. The Holder is an “accredited investor” within the meaning of Rule 501 under the Securities Act and is able to bear the risk of its investment in this Warrant and the Warrant Shares issuable and deliverable upon exercise of this Warrant. The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Warrant Shares issuable and deliverable upon exercise of this Warrant.

(b)       Information. The Holder has been afforded the opportunity to ask questions of, and obtain information from, the Company. The Holder understands that its acquisition of this Warrant and the Warrant Shares issuable and deliverable upon exercise of this Warrant involves a high degree of risk. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of this Warrant and the Warrant Shares issuable and deliverable upon exercise of this Warrant.

(c)       Filings. The Holder shall cooperate reasonably with the Company (at the Company’s sole cost and expense) to provide any information necessary for any applicable securities filings of the Company.

(d)       Legends. The Holder understands that, until such time, if any, as the Warrant or the Warrant Shares issuable and deliverable upon exercise of this Warrant have been registered pursuant to the provisions of the Securities Act, or the Warrant or Warrant Shares issuable and deliverable upon exercise of this Warrant are eligible for resale pursuant to Rule 144 promulgated under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, or as provided in this Section 18(d), the Warrant (and any Warrant Shares) will bear the following restrictive legend (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE

SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. TRANSFER OF THE SECURITIES IS ALSO IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH IN A WARRANT DATED MARCH 4, 2019, A COPY OF WHICH IS AVAILABLE WITH THE SECRETARY OF THE COMPANY.

and other legends set forth in or required by state securities laws applicable to the Holder.

The legend set forth in this Section 18(d) shall be removed by the Company from the book-entry position on the Company’s register for such Warrant or Warrant Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer shall not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Warrant or Warrant Shares.

(e)       Holder Representation. The Holder is acquiring the Warrant and the Warrant Shares issuable and deliverable upon exercise of this Warrant for its own account and not with a view to distribution in violation of any securities laws. The Holder has been advised and understands that none of the Warrants or shares of Common Stock issuable upon exercise of the Warrants have been registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the Securities Act (or if eligible, pursuant to the provisions of Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act). The Holder has been advised and understands that the Company, in issuing the Warrants and any Warrant Shares issuable and deliverable upon exercise of this Warrant, is relying upon, among other things, the representations and warranties of the Holder contained in this Section 18 in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Securities Act.

(f)        Rule 144. The Holder understands that there is no public trading market for the Warrants, that none is expected to develop and that the Warrants must be held indefinitely unless and until the Warrants are registered under the Securities Act or an exemption from registration is available. The Holder has been advised of and is aware of the provisions of Rule 144 promulgated under the Securities Act.

(g)       Reliance by the Company. The Holder understands that the Warrants are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the applicability of such exemptions and the suitability of the Holder to acquire the Warrants.

19.          REGISTRATION RIGHTS AGREEMENT. This Warrant and the Warrant Shares issuable upon exercise hereof shall be subject to the terms and conditions of the Registration Rights Agreement to be entered into by the Company and Holder and the Holder shall be entitled to all of the rights and subject to all of the obligations under such Registration Rights Agreement. The Warrant Shares shall be deemed “Registrable Securities” as defined in such Registration Rights Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

GULFSLOPE ENERGY, INC.

By:	/s/ John N. Seitz
Name: John N. Seitz
Title: CEO

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT TO PURCHASE COMMON STOCK (THE “WARRANT”)

GULFSLOPE ENERGY, INC.

The undersigned holder hereby exercises the right to purchase the number of shares of Common Stock issuable under the Warrant (as adjusted pursuant to the Warrant, the “Warrant Shares”) of GulfSlope Energy, Inc., a Delaware corporation (the “Company”), evidenced by the attached Warrant. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.       Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________ a “Cash Exercise” with respect to all Warrant Shares issuable upon the exercise of the Warrant; and/or

____________ a “Loan Reduction Exercise” with respect to all Warrant Shares issuable upon exercise of the Warrant.

2.       Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.       Delivery of Warrant Shares. The Company shall deliver (or cause to be delivered) to the holder __________ Warrant Shares by book entry in accordance with the terms of the Warrant.

4.       Representations and Warranties. By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that the representations and warranties of the Holder set forth in Section 18 of the Warrant.

Date: _______________, ______

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice.

GULFSLOPE ENERGY, INC.

By:
Name:
Title:

EXHIBIT B

FORM OF ASSIGNMENT

ASSIGNMENT

FOR VALUE RECEIVED, __________hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Warrant No. ___) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Names of Assignee	Address	No. of Shares

Dated:	Signature

Witness